Exhibit VIII






                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Cathleen Black
                                   ------------------------
                                     Cathleen Black
                                     Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Harold Brown
                                   ----------------------
                                      Harold Brown
                                      Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Juergen Dormann
                                   -------------------------
                                     Juergen Dormann
                                     Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Louis V. Gerstner, Jr.
                                   --------------------------------
                                   Louis V. Gerstner, Jr.
                                   Chairman and Chief Executive Officer

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Nannerl O. Keohane
                                   ----------------------------
                                      Nannerl O. Keohane
                                      Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Charles F. Knight
                                   ---------------------------
                                      Charles F. Knight
                                      Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Lucio A. Noto
                                   -----------------------
                                    Lucio A. Noto
                                    Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ John B. Slaughter
                                   ---------------------------
                                   John B. Slaughter
                                   Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Alex Trotman
                                   ----------------------
                                   Alex Trotman
                                   Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Lodewijk C. van Wachem
                                   ---------------------------------
                                     Lodewijk C. van Wachem
                                     Director

                    POWER OF ATTORNEY OF IBM DIRECTOR
                    ----------------------------------

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1995 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr.,
G. Richard Thoman, Lawrence R. Ricciardi, Jeffrey D. Serkes, John E. Hickey, and James A. Alic his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 1996.



                                    /s/ Charles M. Vest
                                   -------------------------
                                     Charles M. Vest
                                     Director